UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 12, 2008 (February 12, 2008)

ALFA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11773	63-0838024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2108 East South Boulevard P.O. Box 11000, Montgomery, Alabama	36191-0001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (334) 288-3900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 12, 2008, Alfa Corporation commenced mailing a Notice of Pendency and Proposed Settlement of Class Action (the “Notice”) to each member of the class in In Re Alfa Corporation Shareholder Litigation, In the Circuit Court of Montgomery County, Alabama, CV-07-900485. The class includes all persons who were record or beneficial owners of common stock of Alfa Corporation since July 17, 2007.

A copy of the Notice is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. Members of the aforementioned class are urged to read the Notice carefully and in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Notice of Pendency and Proposed Settlement of Class Action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALFA CORPORATION

Date February 12, 2008	By:	/s/ Stephen G. Rutledge
Stephen G. Rutledge
Senior Vice President,
Chief Financial Officer and Chief Investment Officer